Regulatory Matters	12 Months Ended
Dec. 31, 2016
Regulatory Capital Requirements [Abstract]
Regulatory Matters

Note 18 Regulatory Matters

We are subject to the regulations of certain federal, state, and foreign agencies and undergo periodic examinations by such regulatory authorities.

The ability to undertake new business initiatives (including acquisitions), the access to and cost of funding for new business initiatives, the ability to pay dividends, the ability to repurchase shares or other capital instruments, the level of deposit insurance costs, and the level and nature of regulatory oversight depend, in large part, on a financial institution’s capital strength.

At December 31, 2016 and December 31, 2015, PNC and PNC Bank, our domestic banking subsidiary, were both considered “well capitalized,” based on applicable U.S. regulatory capital ratio requirements.

The following table sets forth the Transitional Basel III regulatory capital ratios at December 31, 2016 and December 31, 2015 for PNC and PNC Bank.

Table 97: Basel Regulatory Capital (a)

	Amount		Ratios
December 31					"Well Capitalized" Requirements
Dollars in millions	2016	2015	2016	2015
Risk-based capital
Common equity Tier 1
PNC	$31,799	$31,493	10.6%	10.6%	N/A
PNC Bank	$27,896	$27,484	9.7%	9.7%	6.5%
Tier 1
PNC	$36,101	$35,522	12.0%	12.0%	6.0%
PNC Bank	$29,495	$29,425	10.2%	10.4%	8.0%
Total
PNC	$43,016	$43,260	14.3%	14.6%	10.0%
PNC Bank	$35,842	$36,482	12.4%	12.9%	10.0%
Leverage
PNC	$36,101	$35,522	10.1%	10.1%	N/A
PNC Bank	$29,495	$29,425	8.6%	8.7%	5.0%
(a)			Calculated using the Transitional Basel III regulatory capital methodology applicable to us during both 2016 and 2015.

The principal source of parent company cash flow is the dividends it receives from its subsidiary bank, which may be impacted by the following:

• Capital needs,

• Laws and regulations,

• Corporate policies,

• Contractual restrictions, and

• Other factors.

Also, there are statutory and regulatory limitations on the ability of national banks to pay dividends or make other capital distributions. The amount available for dividend payments to the parent company by PNC Bank without prior regulatory approval was approximately $1.7 billion at December 31, 2016.

Under federal law, a bank subsidiary generally may not extend credit to, or engage in other types of covered transactions (including the purchase of assets) with, the parent company or its non-bank subsidiaries on terms and under circumstances that are not substantially the same as comparable transactions with nonaffiliates. A bank subsidiary may not extend credit to, or engage in a covered transaction with, the parent company or a non-bank subsidiary if the aggregate amount of the bank’s extensions of credit and other covered transactions with the parent company or non-bank subsidiary exceeds 10% of the capital stock and surplus of such bank subsidiary or the aggregate amount of the bank’s extensions of credit and other covered transactions with the parent company and all non-bank subsidiaries exceeds 20% of the capital and surplus of such bank subsidiary. Such extensions of credit, with limited exceptions, must be at least fully collateralized in accordance with specified collateralization thresholds, with the thresholds varying based on the type of assets serving as collateral. In certain circumstances, federal regulatory authorities may impose more restrictive limitations.

Federal Reserve Board regulations require depository institutions to maintain cash reserves with a Federal Reserve Bank (FRB). At December 31, 2016, the balance outstanding at the FRB was $25.1 billion.